UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2026

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 27, 2026, Hydrofarm Holdings Group, Inc. (the “Company”) issued a press release announcing the pricing of a registered direct offering of shares of common stock (the “Registered Direct Offering”) and concurrent private placement (the “Private Placement” together with the Registered Direct Offering, the “Offering”) of shares of common stock, pre-funded warrants (“Pre-Funded Warrants”), and common stock purchase warrants (“Common Warrants”) and in connection with the Offering, the termination of the Company’s $109 million senior secured term loan (the “Term Loan”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The registered direct offering is being made pursuant to a registration statement on Form S-3 (File No. 333-291444) relating to the shares was filed with the Securities and Exchange Commission (“SEC”) on November 12, 2025 under the Securities Act of 1933, as amended (the “Securities Act”) and declared effective on December 10, 2025, the base prospectus dated December 10, 2025 thereunder and a prospectus supplement to the base prospectus to be filed with the SEC. Copies of the final prospectus, when available, may be obtained from ThinkEquity, 17 State Street, 41st Floor, New York, New York 10004. The final prospectus will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov.

The concurrent private placement of the common shares, Common Warrants, and Pre-funded Warrants, will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act, or Rule 506 of Regulation D promulgated thereunder. The securities offered and sold by the Company in the private placement have not been registered under the Securities Act, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the shares of common stock, Common Warrants, Pre-funded Warrants, and common stock underlying the Pre-funded Warrants and Common Warrants to be issued in the private placement. Any resale of the Company’s shares under such resale registration statement will be made only by means of a prospectus.

The Company is filing as Exhibit 99.2 to this Current Report on Form 8-K portions of materials (the "Materials") that the Company may use, in whole or in part, from time to time, in meetings and other communications with investors, analysts, and other market participants. A copy of the Materials is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "believe," "expect," "intend," "anticipate," "plan," "will," "project," "potential" and similar expressions. They include, among others, statements regarding: the completion and timing of the closing of the Offering, and the expected gross proceeds and intended use of the net proceeds; the satisfaction and discharge of the Term Loan through the issuance to the holders of the Term Loan of Series 1 Non-Voting Convertible Preferred Stock and commons stock purchase warrants (“Lender Warrants”) to purchase Common Stock (the “Lender Warrant Shares”), and the release of related liens; the receipt of stockholder approval for the conversion of the Series 1 Non-Voting Convertible Preferred Stock and the issuance of shares upon exercise of the Lender Warrants; the filing and effectiveness of resale registration statements for the securities issued in the concurrent private placement and to the holders of the Term Loan; and the Company's future financial performance, liquidity and capital allocation plans.

These statements are based on management's current expectations and assumptions. They are subject to risks and uncertainties that could cause actual results to differ materially, including: the risk that the offering does not close when expected or at all, including because customary closing conditions are not satisfied; the risk that the conditions to the termination of the Term Loan are not satisfied on time; the risk that stockholders do not approve the conversion of the Series 1 Non-Voting Convertible Preferred Stock or the issuance of the Lender Warrant Shares, or that approval is delayed; the risk that the Company cannot file or obtain effectiveness of the required resale registration statements; the dilution to existing stockholders from the issuance of common stock, Pre-Funded Warrants, Common Warrants, Lender Warrants and Series 1 Non-Voting Convertible Preferred Stock, and from any later conversion or exercise; the impact on the market price of the common stock of future sales of shares; the risk that the Company does not regain or maintain compliance with The Nasdaq Stock Market continued listing requirements; and the other factors described under "Risk Factors" in the Company's Annual Report on Form 10-K, subsequent periodic reports, file with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this release, and the Company undertakes no obligation to update them except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Hydrofarm Holdings Group, Inc. dated October 27, 2026
99.2	Investor Presentation dated October 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: October 27, 2026	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer & Chairman of the Board of Directors
(Principal Executive Officer)